Income Taxes	12 Months Ended
Jan. 02, 2016
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Company's earnings before income taxes as generated from its U.S. and international operations are as follows (in millions):

	2015	2014	2013
U.S.	$(107)	$157	$(17)
International	1,035	911	801
Earnings before income taxes and noncontrolling interest	$928	$1,068	$784

Income tax expense consisted of the following (in millions):

	2015	2014	2013
Current:
U.S. federal	$64	$151	$104
U.S. state and other	2	11	7
International	56	39	108
Total current	122	201	219
Deferred	(60)	(88)	(127)
Income tax expense	$62	$113	$92

The components of deferred tax assets and liabilities are as follows (in millions):

	2015	2014
Deferred income tax assets:
Net operating loss carryforwards	$350	$415
Tax credit carryforwards	144	119
Inventories	34	30
Stock-based compensation	56	46
Compensation and benefits	143	131
R&D expenditures, capitalized for tax	80	92
Accrued liabilities and other	124	129
	931	962
Less: valuation allowance	(337)	(400)
Deferred income tax assets, net	594	562
Deferred income tax liabilities:
Unrealized gain on available-for-sale securities	(1)	(9)
Unrealized gain on derivative financial instruments	(4)	—
Property, plant and equipment	(166)	(171)
Intangible assets	(853)	(322)
Deferred income tax liabilities	(1,024)	(502)
Net deferred income tax assets (liabilities)	$(430)	$60

As of January 2, 2016, the Company had U.S. federal net operating loss carryforwards, the tax effect of which was $8 million and U.S. tax credit carryforwards, the tax effect of which was $68 million that will expire from 2024 through 2032 if not utilized. The Company also has state tax carryforwards, the tax effect of which was $92 million, that have an unlimited carryforward period. These amounts are subject to annual usage limitations. In addition, the Company had foreign tax net operating loss carryforwards, the tax effect of which was $342 million as of January 2, 2016. These tax attributes have an unlimited carryforward period.
Certain of the Company's subsidiaries in international tax jurisdictions are in cumulative loss positions and have experienced cumulative losses in recent periods. A cumulative loss position is considered significant negative evidence in assessing the realizability of a deferred tax asset that is difficult to overcome when determining that a valuation allowance is not needed against deferred tax assets. The Company's valuation allowances of $337 million and $400 million as of January 2, 2016 and January 3, 2015, respectively, reduced the carrying value of deferred tax assets associated with certain net operating loss and tax credit carryforwards in these tax jurisdictions.
A reconciliation of the U.S. federal statutory income tax rate to the Company's effective income tax rate is as follows:

	2015	2014	2013
U.S. federal statutory tax rate	35.0%	35.0%	35.0%
Increase (decrease) in tax rate resulting from:
U.S. state income taxes, net of federal tax benefit	(0.1)	0.2	0.6
International taxes at lower rates	(22.6)	(19.6)	(13.6)
Tax benefits from domestic manufacturer's deduction	(1.0)	(1.2)	(1.9)
Research and development credits	(2.7)	(2.8)	(4.6)
Puerto Rico excise tax	(2.4)	(1.7)	(3.0)
Reversal of excess tax accruals	(2.8)	—	(1.9)
Noncontrolling interest	0.5	1.8	3.6
Restructuring and acquisition-related items	3.0	(0.3)	—
Other	(0.2)	(0.8)	(2.5)
Effective income tax rate	6.7%	10.6%	11.7%

The Company’s effective income tax rate differs from the U.S. federal statutory rate each year due to certain operations that are subject to tax incentives, state and local taxes and foreign taxes that are different than the U.S. federal statutory rate. Currently, the Company’s operations in Puerto Rico, Costa Rica and Malaysia have various tax incentive grants. In 2015, 2014 and 2013, the tax reductions as compared to the local statutory rates favorably impacted diluted net earnings per share attributable to St. Jude Medical, Inc. by $1.26, $1.06 and $0.96, respectively. Unless these grants are extended, they will expire between 2018 and 2026. The Company’s historical practice has been to renew, extend or obtain new tax incentive grants upon expiration of existing tax incentive grants.
The Company has not recorded U.S. deferred income taxes on approximately $5.1 billion of its non-U.S. subsidiaries' undistributed earnings because such amounts are intended to be reinvested outside the United States indefinitely. If these earnings were repatriated to the United States, the Company would be required to accrue and pay U.S. federal income taxes and foreign withholding taxes, as adjusted for foreign tax credits. Determination of the amount of any unrecognized deferred income tax liability on these earnings is not practicable.
The following table summarizes the activity related to the Company's uncertain tax positions (in millions):

	2015	2014	2013
Balance at beginning of year	$328	$315	$314
Increases related to current year tax positions	48	67	74
Increases related to prior year tax positions	—	6	33
Increases related to positions assumed from Thoratec	7	—	—
Reductions related to prior year tax positions	(24)	(27)	(16)
Reductions related to settlements / payments	(16)	(27)	(90)
Expiration of the statute of limitations for the assessment of taxes	(5)	(6)	—
Balance at end of year	$338	$328	$315

The Company recognized interest and penalties, net of tax benefit, of $10 million, $4 million and $2 million associated with its uncertain tax positions during fiscal years 2015, 2014 and 2013, respectively. The Company's accrued liability for gross interest and penalties was $58 million, $44 million and $37 million as of January 2, 2016, January 3, 2015 and December 28, 2013, respectively.

The Company is subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. The Company has substantially concluded all material U.S. federal, state, foreign and local income tax matters for all tax years through 2004. In April 2015, the U.S. Internal Revenue Service (IRS) completed an audit of the Company’s 2010 and 2011 tax returns and proposed adjustments in an audit report. In February 2014, the IRS completed an audit of the Company’s 2008 and 2009 tax returns and also proposed adjustments in an audit report.
An unfavorable outcome could have a material negative impact on the Company's effective income tax rate in future periods. The Company believes that it is reasonably possible that it will reduce the amount of its liabilities for federal, foreign and state uncertain tax positions by approximately $150 million to $180 million in 2016 resulting from cash settlement payments and/or adjustments.

As discussed in Note 1, the Company adopted ASU No. 2015-17 in light of the process simplification provided by the ASU. As a result, the January 2, 2016 and January 3, 2015 balances of deferred tax assets and deferred tax liabilities previously reported were impacted as follows (in millions):

	January 2, 2016			January 3, 2015
	Previously		As	Previously		As
	Reported	Impact	Adopted	Reported	Impact	Adopted
Deferred income taxes (current assets)	$264	$(264)	$—	$291	$(291)	$—
Other current assets	188	81	269	168	104	272
Deferred income taxes (noncurrent assets)	132	19	151	113	15	128
Other current liabilities	(517)	7	(510)	(493)	—	(493)
Deferred income taxes (noncurrent liabilities)	(738)	157	(581)	(240)	172	(68)

In conjunction with the adoption of this ASU, the Company reclassified $81 million and $104 million as of January 2, 2016 and January 3, 2015, respectively, of remaining other current tax assets to other current assets to conform to the 2016 presentation.